UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

December 2, 2024

________________

INTEGRATED BIOPHARMA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-31668	22-2407475
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

225 Long Avenue
Hillside, New Jersey 07205
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 926-0816
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 2, 2024, Integrated BioPharma, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the "Annual Meeting"). A total of 30,099,610 shares of the Company's common stock, par value $0.002 per share, were entitled to vote as of the close of business on October 15, 2024, the record date for the Annual Meeting. The holders of 21,933,260 shares of common stock, representing a quorum, were present in person or represented by proxy at the Annual Meeting, at which the stockholders were asked to vote on two proposals. The proposals are described in detail in the Company’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to stockholders on or about October 28, 2024 (the "Definitive Proxy Statement").  At the Annual Meeting, Mr. Damon DeSantis and Mrs. Riva Sheppard were elected as Class I directors to serve until the 2027 Annual Meeting of Stockholders (subject to their respective earlier removal, death or resignation) and until their successors are elected and qualified.  The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Proposal No. 1 –To elect two Class I directors for a three-year term to serve until the 2027 Annual Meeting of Stockholders

The Company’s stockholders voted for the election of two Class I directors, Mr. Damon DeSantis and Mrs. Riva Sheppard, to serve until the 2027 Annual Meeting of Stockholders (subject to their respective earlier removal, death or resignation) and until their successor is elected and qualified.  The final voting results were as follows:

			Broker
	For	Withheld	Non-Votes
Damon DeSantis	20,448,871	142,036	1,342,353
Riva Sheppard	20,301,671	289,236	1,342,353

Proposal No. 2 – To ratify the appointment of the Company’s independent auditors for the fiscal year ending June 30, 2025

The Company’s stockholders voted in favor of ratifying the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending June 30, 2025. The final voting results were as follows:

For	Against	Abstain
21,905,273	9,287	18,700

There were no other matters voted upon at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 5.07 shall be deemed to be furnished, and not filed:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, INC.

Date: December 2, 2024	By: /s/ Dina L Masi
Dina L Masi
Chief Financial Officer